                       SECURITIES AND EXCHANGE COMMISSION

                              Washington,D.C. 20549


                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) February 12, 2001

                              Universal Bank, N.A.
                 (Originator of the Universal Card Master Trust)
                           Universal Card Master Trust
                    (Issuer of the Asset Backed Certificates)
             (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other              (Commission File       (IRS Employer
Jurisdiction of               Number)               Identification
Incorporation)                                      Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                                   31904
(Address of Principal Executive Office)                       (Zip Code)


Registrant's telephone number, including area code (706) 562-2200


                               N/A
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.                 Not Applicable

Item 5. The Certificateholder Statements for the month ending January 31, 2001 for the Universal Card Master Trust Series 1995-3, Series 1996-1, Series 1996-3, and Series 1997-1 Certificates were distributed on February 12, 2001.

Item 6.                             Not Applicable.

Item 7.                             Exhibits.

      The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, and 20.4.


      Exhibit 20.1 Monthly Servicing Report dated February 20, 2001. with respect to the Universal Card Master Trust Series 1995-3.


      Exhibit 20.2 Monthly Servicing Report dated February 20, 2001. with respect to the Universal Card Master Trust Series 1996-1.


      Exhibit 20.3 Monthly Servicing Report dated February 20, 2001. with respect to the Universal Card Master Trust Series 1996-3.


      Exhibit 20.4 Monthly Servicing Report dated February 20, 2001. with respect to the Universal Card Master Trust Series 1997-1.







                                                     SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           UNIVERSAL BANK, N.A.



                                           By: /s/ Meridith Jarrel
                                           Name:   Meridith Jarrell
                                           Title:  President & Chief
                                           Operating Officer

                                                    EXHIBIT INDEX


Exhibit                             Description

20.1 Monthly Servicing Report dated February 20, 2001. with respect to the Universal Card Master Trust Series 1995-3.

20.2 Monthly Servicing Report dated February 20, 2001. with respect to the Universal Card Master Trust Series 1996-1.

20.3 Monthly Servicing Report dated February 20, 2001. with respect to the Universal Card Master Trust Series 1996-3.

20.4 Monthly Servicing Report dated February 20, 2001. with respect to the Universal Card Master Trust Series 1997-1.

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                      Universal Card Master Trust
                    For the Due Period Ending January 31, 2001

==============================================================================

      This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

A.   Information Regarding the Total Trust
     -------------------------------------

1. Trust Portfolio Yield ..................................            14.83%
       Total Yield Component  .............................            18.91%
       Net Credit Loss Component  .........................             4.08%
       Recoveries .........................................             0.39%
2. Principal Purchase Rate  ...............................            13.66%

3. Principal Payment  Rate  ...............................            15.63%

4. Aggregate Amount of Principal Receivables in the Trust :
     Beginning of Due Period  ............................  $  13,762,389,393
     Weighted Average (used for mid-month addition)  .....  $               0
     Lump Sum Addition  ..................................  $               0
     End of Due Period  ..................................  $  13,379,110,602
     Transferor's Interest  ..............................  $   4,129,110,602
     Aggregate Invested Amount of all Series: ............  $   9,250,000,000

5. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  12,680,942,413
         5-34 days delinquent  ...........................  $     592,835,140
        35-64 days delinquent  ...........................  $     191,746,982
        65-94 days delinquent  ...........................  $     138,030,122
       95-124 days delinquent  ...........................  $      92,259,357
      125-154 days delinquent  ...........................  $      70,548,985
      155-184 days delinquent  ...........................  $      68,905,817

      Current  ...........................................             91.66%
         5-34 days delinquent  ...........................              4.28%
        35-64 days delinquent  ...........................              1.39%
        65-94 days delinquent  ...........................              1.00%
       95-124 days delinquent  ...........................              0.67%
      125-154 days delinquent  ...........................              0.51%
      155-184 days delinquent  ...........................              0.49%
     35+ days delinquent  ................................              4.06%

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                         Universal Card Master Trust
                    For the Due Period Ending January 31, 2001

==============================================================================

B. Information Regarding Group 0
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                      14.83%
  2. Weighted Average Certificate Rate                     6.29%
  3. Weighted Average Investor Fee Rates                   1.87%


C. Information Regarding Group 0
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                 $ 1,591,739,569
         Principal Collections                  $ 1,445,949,324
         Finance Charge Collections             $   145,790,246
  2. Investor Default Amount                    $    31,477,062
  3. Investor Monthly Interest                  $    54,988,474
  4. Investor Monthly Fees                      $    14,414,583

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                      Universal Card Master Trust
                    For the Due Period Ending January 31, 2001

==============================================================================

      This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

A.   Information Regarding the Total Trust
     -------------------------------------

1. Trust Portfolio Yield ..................................            14.83%
       Total Yield Component  .............................            18.91%
       Net Credit Loss Component  .........................             4.08%
       Recoveries .........................................             0.39%
2. Principal Purchase Rate  ...............................            13.66%

3. Principal Payment  Rate  ...............................            15.63%

4. Aggregate Amount of Principal Receivables in the Trust :
     Beginning of Due Period  ............................  $  13,762,389,393
     Weighted Average (used for mid-month addition)  .....  $               0
     Lump Sum Addition  ..................................  $               0
     End of Due Period  ..................................  $  13,379,110,602
     Transferor's Interest  ..............................  $   4,129,110,602
     Aggregate Invested Amount of all Series: ............  $   9,250,000,000

5. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  12,680,942,413
         5-34 days delinquent  ...........................  $     592,835,140
        35-64 days delinquent  ...........................  $     191,746,982
        65-94 days delinquent  ...........................  $     138,030,122
       95-124 days delinquent  ...........................  $      92,259,357
      125-154 days delinquent  ...........................  $      70,548,985
      155-184 days delinquent  ...........................  $      68,905,817

      Current  ...........................................             91.66%
         5-34 days delinquent  ...........................              4.28%
        35-64 days delinquent  ...........................              1.39%
        65-94 days delinquent  ...........................              1.00%
       95-124 days delinquent  ...........................              0.67%
      125-154 days delinquent  ...........................              0.51%
      155-184 days delinquent  ...........................              0.49%
     35+ days delinquent  ................................              4.06%

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                         Universal Card Master Trust
                    For the Due Period Ending January 31, 2001

==============================================================================

B. Information Regarding Group 0
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                      14.83%
  2. Weighted Average Certificate Rate                     6.29%
  3. Weighted Average Investor Fee Rates                   1.87%


C. Information Regarding Group 0
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                 $ 1,591,739,569
         Principal Collections                  $ 1,445,949,324
         Finance Charge Collections             $   145,790,246
  2. Investor Default Amount                    $    31,477,062
  3. Investor Monthly Interest                  $    54,988,474
  4. Investor Monthly Fees                      $    14,414,583

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1995-3
   ------------------------------------
    1. Total Investor Collections                    $  128,778,431
         Principal Collections                       $  117,239,134
         Reallocated Finance Charge Collections      $   11,539,297
    2. Investor Default Amount                       $    2,552,194
    3. Investor Monthly Interest                     $    4,222,309
    4. Investor Monthly Servicing Fee                $    1,168,750
    5. Excess Finance Charge Collections             $    3,642,431

      *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   14.45%

    2. Base Rate - current month                          8.63%
         Coupon Component                                 6.76%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.82%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.84%

    5. Base Rate - 3 month average                        8.85%
         Coupon Component                                 6.98%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         4.99%













                                      Page 4

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. D. Information Regarding Series 1995-3
--------------------------------------

   1a. Class A Invested Amount                         $  652,500,000

   1b. Class B Invested Amount                         $   45,000,000

   1c. CIA Invested Amount                             $   52,500,000

   2a. Class A Monthly Interest                        $    3,655,133

   2b. Class B Monthly Interest                        $      256,753

   2c. CIA Monthly Interest                            $      310,423

   3a. Balance in the Class A Interest Funding Account $    3,655,133

   3b. Balance in the Class B Interest Funding Account $      256,753

   3c. Balance in the CIA Interest Funding Account     $      310,423

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 5

      Universal Bank, N.A., Transferor Universal Card Services Corp., Servicer
==============================================================================
Universal Card Master Trust, Series 1995-3 For the Due Period Ending January 31, 2001
==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      310,423

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      310,423

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 6

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending January 31, 2001

==============================================================================

      This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on February 20, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 26 day of February 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 7

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-5
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1995-5
   ------------------------------------
    1. Total Investor Collections                    $   86,039,977
         Principal Collections                       $   78,159,423
         Reallocated Finance Charge Collections      $    7,880,554
    2. Investor Default Amount                       $    1,701,463
    3. Investor Monthly Interest                     $    3,038,339
    4. Investor Monthly Servicing Fee                $      779,167
    5. Excess Finance Charge Collections             $    2,414,425

      *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   14.96%

    2. Base Rate - current month                          9.16%
         Coupon Component                                 7.29%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.80%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 14.01%

    5. Base Rate - 3 month average                        8.96%
         Coupon Component                                 7.09%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.05%













                                      Page 8

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-5
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. D. Information Regarding Series 1995-5
--------------------------------------

   1a. Class A Invested Amount                         $  455,000,000

   1b. Class B Invested Amount                         $            0

   1c. CIA Invested Amount                             $   45,000,000

   2a. Class A Monthly Interest                        $    2,760,574

   2b. Class B Monthly Interest                        $            0

   2c. CIA Monthly Interest                            $      277,764

   3a. Balance in the Class A Interest Funding Account $    2,760,574

   3b. Balance in the Class B Interest Funding Account $            0

   3c. Balance in the CIA Interest Funding Account     $      277,764

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 9

      Universal Bank, N.A., Transferor Universal Card Services Corp., Servicer
==============================================================================
Universal Card Master Trust, Series 1995-5 For the Due Period Ending January 31, 2001
==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $    2,760,574

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      277,764

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $    2,760,574

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      277,764

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 10

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-5
                    For the Due Period Ending January 31, 2001

==============================================================================

      This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on February 20, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 26 day of February 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 11

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1996-1
   ------------------------------------
    1. Total Investor Collections                    $  171,651,450
         Principal Collections                       $  156,318,846
         Reallocated Finance Charge Collections      $   15,332,604
    2. Investor Default Amount                       $    3,402,926
    3. Investor Monthly Interest                     $    5,576,620
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    4,856,039

      *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   14.39%

    2. Base Rate - current month                          8.56%
         Coupon Component                                 6.69%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.83%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.78%

    5. Base Rate - 3 month average                        8.79%
         Coupon Component                                 6.92%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         4.99%













                                      Page 12

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. D. Information Regarding Series 1996-1
--------------------------------------

   1a. Class A Invested Amount                         $  850,000,000

   1b. Class B Invested Amount                         $   80,000,000

   1c. CIA Invested Amount                             $   70,000,000

   2a. Class A Monthly Interest                        $    4,709,295

   2b. Class B Monthly Interest                        $      453,428

   2c. CIA Monthly Interest                            $      413,897

   3a. Balance in the Class A Interest Funding Account $    4,709,295

   3b. Balance in the Class B Interest Funding Account $      453,428

   3c. Balance in the CIA Interest Funding Account     $      413,897

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 13

      Universal Bank, N.A., Transferor Universal Card Services Corp., Servicer
==============================================================================
Universal Card Master Trust, Series 1996-1 For the Due Period Ending January 31, 2001
==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      413,897

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      413,897

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 14

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-1
                    For the Due Period Ending January 31, 2001

==============================================================================

      This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on February 20, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 26 day of February 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 15

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1996-3
   ------------------------------------
    1. Total Investor Collections                    $  172,345,864
         Principal Collections                       $  156,318,846
         Reallocated Finance Charge Collections      $   16,027,018
    2. Investor Default Amount                       $    3,402,926
    3. Investor Monthly Interest                     $    6,271,035
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    4,795,655

      *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   15.15%

    2. Base Rate - current month                          9.40%
         Coupon Component                                 7.53%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.75%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.94%

    5. Base Rate - 3 month average                        8.95%
         Coupon Component                                 7.08%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         4.99%













                                      Page 16

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. D. Information Regarding Series 1996-3
--------------------------------------

   1a. Class A Invested Amount                         $  850,000,000

   1b. Class B Invested Amount                         $   80,000,000

   1c. CIA Invested Amount                             $   70,000,000

   2a. Class A Monthly Interest                        $    5,336,465

   2b. Class B Monthly Interest                        $      517,367

   2c. CIA Monthly Interest                            $      417,203

   3a. Balance in the Class A Interest Funding Account $   10,045,111

   3b. Balance in the Class B Interest Funding Account $      973,867

   3c. Balance in the CIA Interest Funding Account     $      417,203

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 17

      Universal Bank, N.A., Transferor Universal Card Services Corp., Servicer
==============================================================================
Universal Card Master Trust, Series 1996-3 For the Due Period Ending January 31, 2001
==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      417,203

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      417,203

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 18

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending January 31, 2001

==============================================================================

      This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on February 20, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 26 day of February 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 19

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1997-1
   ------------------------------------
    1. Total Investor Collections                    $  172,524,081
         Principal Collections                       $  156,318,846
         Reallocated Finance Charge Collections      $   16,205,235
    2. Investor Default Amount                       $    3,402,926
    3. Investor Monthly Interest                     $    6,449,251
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    4,825,665

      *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   15.40%

    2. Base Rate - current month                          9.61%
         Coupon Component                                 7.74%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.79%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 14.11%

    5. Base Rate - 3 month average                        9.11%
         Coupon Component                                 7.24%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         4.99%













                                      Page 20

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. D. Information Regarding Series 1997-1
--------------------------------------

   1a. Class A Invested Amount                         $  850,000,000

   1b. Class B Invested Amount                         $   80,000,000

   1c. CIA Invested Amount                             $   70,000,000

   2a. Class A Monthly Interest                        $    5,497,021

   2b. Class B Monthly Interest                        $      531,722

   2c. CIA Monthly Interest                            $      420,508

   3a. Balance in the Class A Interest Funding Account $   15,359,323

   3b. Balance in the Class B Interest Funding Account $    1,485,694

   3c. Balance in the CIA Interest Funding Account     $      420,508

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 21

      Universal Bank, N.A., Transferor Universal Card Services Corp., Servicer
==============================================================================
Universal Card Master Trust, Series 1997-1 For the Due Period Ending January 31, 2001
==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $   15,359,323

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $    1,485,694

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      420,508

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $   15,359,323

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $    1,485,694

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      420,508

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 22

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending January 31, 2001

==============================================================================

      This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on February 20, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 26 day of February 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 23

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-1
                    For the Due Period Ending January 31, 2001

==============================================================================
      This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1998-1
   ------------------------------------
    1. Total Investor Collections                    $  137,706,763
         Principal Collections                       $  125,055,077
         Reallocated Finance Charge Collections      $   12,651,687
    2. Investor Default Amount                       $    2,722,340
    3. Investor Monthly Interest                     $    4,751,748
    4. Investor Monthly Servicing Fee                $    1,246,667
    5. Excess Finance Charge Collections             $    3,931,701

      *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   14.90%

    2. Base Rate - current month                          9.00%
         Coupon Component                                 7.13%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.90%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.93%

    5. Base Rate - 3 month average                        8.92%
         Coupon Component                                 7.05%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.01%













                                      Page 24

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-1
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. D. Information Regarding Series 1998-1
--------------------------------------

   1a. Class A Invested Amount                         $  744,000,000

   1b. Class B Invested Amount                         $            0

   1c. CIA Invested Amount                             $   56,000,000

   2a. Class A Monthly Interest                        $    4,410,052

   2b. Class B Monthly Interest                        $            0

   2c. CIA Monthly Interest                            $      341,696

   3a. Balance in the Class A Interest Funding Account $    4,410,052

   3b. Balance in the Class B Interest Funding Account $            0

   3c. Balance in the CIA Interest Funding Account     $      341,696

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 25

      Universal Bank, N.A., Transferor Universal Card Services Corp., Servicer
==============================================================================
Universal Card Master Trust, Series 1998-1 For the Due Period Ending January 31, 2001
==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $    4,410,052

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      341,696

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $    4,410,052

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      341,696

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 26

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-1
                    For the Due Period Ending January 31, 2001

==============================================================================

      This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on February 20, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 26 day of February 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 27

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-2
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1998-2
   ------------------------------------
    1. Total Investor Collections                    $  137,610,441
         Principal Collections                       $  125,055,077
         Reallocated Finance Charge Collections      $   12,555,365
    2. Investor Default Amount                       $    2,722,340
    3. Investor Monthly Interest                     $    4,655,426
    4. Investor Monthly Servicing Fee                $    1,246,667
    5. Excess Finance Charge Collections             $    3,931,690

      *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   14.75%

    2. Base Rate - current month                          8.85%
         Coupon Component                                 6.98%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.90%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.84%

    5. Base Rate - 3 month average                        8.83%
         Coupon Component                                 6.96%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.01%













                                      Page 28

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-2
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. D. Information Regarding Series 1998-2
--------------------------------------

   1a. Class A Invested Amount                         $  750,000,000

   1b. Class B Invested Amount                         $            0

   1c. CIA Invested Amount                             $   50,000,000

   2a. Class A Monthly Interest                        $    4,351,521

   2b. Class B Monthly Interest                        $            0

   2c. CIA Monthly Interest                            $      303,905

   3a. Balance in the Class A Interest Funding Account $    4,351,521

   3b. Balance in the Class B Interest Funding Account $            0

   3c. Balance in the CIA Interest Funding Account     $      303,905

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 29

      Universal Bank, N.A., Transferor Universal Card Services Corp., Servicer
==============================================================================
Universal Card Master Trust, Series 1998-2 For the Due Period Ending January 31, 2001
==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $    4,351,521

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      303,905

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $    4,351,521

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      303,905

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 30

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-2
                    For the Due Period Ending January 31, 2001

==============================================================================

      This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on February 20, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 26 day of February 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 31

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-3
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1998-3
   ------------------------------------
    1. Total Investor Collections                    $  189,292,735
         Principal Collections                       $  171,950,730
         Reallocated Finance Charge Collections      $   17,342,005
    2. Investor Default Amount                       $    3,743,218
    3. Investor Monthly Interest                     $    6,479,589
    4. Investor Monthly Servicing Fee                $    1,714,167
    5. Excess Finance Charge Collections             $    5,406,077

      *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   14.84%

    2. Base Rate - current month                          8.94%
         Coupon Component                                 7.07%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.90%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.88%

    5. Base Rate - 3 month average                        8.87%
         Coupon Component                                 7.00%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.01%













                                      Page 32

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-3
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. D. Information Regarding Series 1998-3
--------------------------------------

   1a. Class A Invested Amount                         $1,023,000,000

   1b. Class B Invested Amount                         $            0

   1c. CIA Invested Amount                             $   77,000,000

   2a. Class A Monthly Interest                        $    6,013,393

   2b. Class B Monthly Interest                        $            0

   2c. CIA Monthly Interest                            $      466,195

   3a. Balance in the Class A Interest Funding Account $    6,013,393

   3b. Balance in the Class B Interest Funding Account $            0

   3c. Balance in the CIA Interest Funding Account     $      466,195

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 33

      Universal Bank, N.A., Transferor Universal Card Services Corp., Servicer
==============================================================================
Universal Card Master Trust, Series 1998-3 For the Due Period Ending January 31, 2001
==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $    6,013,393

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      466,195

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $    6,013,393

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      466,195

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 34

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-3
                    For the Due Period Ending January 31, 2001

==============================================================================

      This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on February 20, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 26 day of February 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 35

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-4
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1998-4
   ------------------------------------
    1. Total Investor Collections                    $  137,603,772
         Principal Collections                       $  125,055,077
         Reallocated Finance Charge Collections      $   12,548,695
    2. Investor Default Amount                       $    2,722,340
    3. Investor Monthly Interest                     $    4,648,756
    4. Investor Monthly Servicing Fee                $    1,246,667
    5. Excess Finance Charge Collections             $    3,974,278

      *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   14.80%

    2. Base Rate - current month                          8.84%
         Coupon Component                                 6.97%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.96%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.95%

    5. Base Rate - 3 month average                        8.87%
         Coupon Component                                 7.00%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.08%













                                      Page 36

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-4
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. D. Information Regarding Series 1998-4
--------------------------------------

   1a. Class A Invested Amount                         $  744,000,000

   1b. Class B Invested Amount                         $            0

   1c. CIA Invested Amount                             $   56,000,000

   2a. Class A Monthly Interest                        $    4,310,366

   2b. Class B Monthly Interest                        $            0

   2c. CIA Monthly Interest                            $      338,390

   3a. Balance in the Class A Interest Funding Account $    4,310,366

   3b. Balance in the Class B Interest Funding Account $            0

   3c. Balance in the CIA Interest Funding Account     $      338,390

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 37

      Universal Bank, N.A., Transferor Universal Card Services Corp., Servicer
==============================================================================
Universal Card Master Trust, Series 1998-4 For the Due Period Ending January 31, 2001
==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $    4,310,366

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      338,390

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $    4,310,366

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      338,390

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 38

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-4
                    For the Due Period Ending January 31, 2001

==============================================================================

      This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on February 20, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 26 day of February 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 39

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-5
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1998-5
   ------------------------------------
    1. Total Investor Collections                    $   86,117,294
         Principal Collections                       $   78,159,423
         Reallocated Finance Charge Collections      $    7,957,871
    2. Investor Default Amount                       $    1,701,463
    3. Investor Monthly Interest                     $    3,020,409
    4. Investor Monthly Servicing Fee                $      779,167
    5. Excess Finance Charge Collections             $    2,457,308

      *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   15.02%

    2. Base Rate - current month                          9.12%
         Coupon Component                                 7.25%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.90%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.95%

    5. Base Rate - 3 month average                        8.94%
         Coupon Component                                 7.07%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.01%













                                      Page 40

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-5
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. D. Information Regarding Series 1998-5
--------------------------------------

   1a. Class A Invested Amount                         $  465,000,000

   1b. Class B Invested Amount                         $            0

   1c. CIA Invested Amount                             $   35,000,000

   2a. Class A Monthly Interest                        $    2,795,864

   2b. Class B Monthly Interest                        $            0

   2c. CIA Monthly Interest                            $      224,545

   3a. Balance in the Class A Interest Funding Account $    2,795,864

   3b. Balance in the Class B Interest Funding Account $            0

   3c. Balance in the CIA Interest Funding Account     $      224,545

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 41

      Universal Bank, N.A., Transferor Universal Card Services Corp., Servicer
==============================================================================
Universal Card Master Trust, Series 1998-5 For the Due Period Ending January 31, 2001
==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $    2,795,864

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      224,545

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $    2,795,864

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      224,545

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 42

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-5
                    For the Due Period Ending January 31, 2001

==============================================================================

      This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on February 20, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 26 day of February 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 43

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-6
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1998-6
   ------------------------------------
    1. Total Investor Collections                    $  103,194,330
         Principal Collections                       $   93,791,307
         Reallocated Finance Charge Collections      $    9,403,022
    2. Investor Default Amount                       $    2,041,755
    3. Investor Monthly Interest                     $    3,478,068
    4. Investor Monthly Servicing Fee                $      935,000
    5. Excess Finance Charge Collections             $    2,948,764

      *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   14.72%

    2. Base Rate - current month                          8.83%
         Coupon Component                                 6.96%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.89%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.84%

    5. Base Rate - 3 month average                        8.83%
         Coupon Component                                 6.96%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.01%













                                      Page 44

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-6
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. D. Information Regarding Series 1998-6
--------------------------------------

   1a. Class A Invested Amount                         $  558,000,000

   1b. Class B Invested Amount                         $            0

   1c. CIA Invested Amount                             $   42,000,000

   2a. Class A Monthly Interest                        $    3,214,769

   2b. Class B Monthly Interest                        $            0

   2c. CIA Monthly Interest                            $      263,299

   3a. Balance in the Class A Interest Funding Account $    3,214,769

   3b. Balance in the Class B Interest Funding Account $            0

   3c. Balance in the CIA Interest Funding Account     $      263,299

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 45

      Universal Bank, N.A., Transferor Universal Card Services Corp., Servicer
==============================================================================
Universal Card Master Trust, Series 1998-6 For the Due Period Ending January 31, 2001
==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $    3,214,769

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      263,299

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $    3,214,769

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      263,299

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 46

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-6
                    For the Due Period Ending January 31, 2001

==============================================================================

      This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on February 20, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 26 day of February 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 47

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-7
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

C2. Information Regarding Series 1998-7
   ------------------------------------
    1. Total Investor Collections                    $   68,874,432
         Principal Collections                       $   62,527,538
         Reallocated Finance Charge Collections      $    6,346,894
    2. Investor Default Amount                       $    1,361,170
    3. Investor Monthly Interest                     $    2,396,925
    4. Investor Monthly Servicing Fee                $      623,333
    5. Excess Finance Charge Collections             $    1,965,847

      *Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   14.96%

    2. Base Rate - current month                          9.06%
         Coupon Component                                 7.19%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.90%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.93%

    5. Base Rate - 3 month average                        8.92%
         Coupon Component                                 7.05%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         5.01%













                                      Page 48

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-7
                    For the Due Period Ending January 31, 2001


==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. D. Information Regarding Series 1998-7
--------------------------------------

   1a. Class A Invested Amount                         $  372,000,000

   1b. Class B Invested Amount                         $            0

   1c. CIA Invested Amount                             $   28,000,000

   2a. Class A Monthly Interest                        $    2,227,399

   2b. Class B Monthly Interest                        $            0

   2c. CIA Monthly Interest                            $      169,526

   3a. Balance in the Class A Interest Funding Account $    2,227,399

   3b. Balance in the Class B Interest Funding Account $            0

   3c. Balance in the CIA Interest Funding Account     $      169,526

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 49

      Universal Bank, N.A., Transferor Universal Card Services Corp., Servicer
==============================================================================
Universal Card Master Trust, Series 1998-7 For the Due Period Ending January 31, 2001
==============================================================================
This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date. E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $    2,227,399

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      169,526

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $    2,227,399

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      169,526

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 50

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1998-7
                    For the Due Period Ending January 31, 2001

==============================================================================

      This Certificate relates to the Due Period ending January 31, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on February 20, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 26 day of February 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 51